CHASE VISTA SELECT EQUITY FUNDS
SUPPLEMENT DATED NOVEMBER 13, 1998
TO THE PROSPECTUS DATED FEBRUARY 27, 1998

The following replaces in its entirety the third paragraph of the Portfolio Manager section on page 21 of the Prospectus:

"Tony Gleason, Vice of Chase, is responsible for the management of the Equity
 Income Fund's portfolio. Mr. Gleason joined Chase in 1995 with 10 years of investment experience. Prior to joining Chase, Mr. Gleason spent nine years as a Vice President and Portfolio Manager with Prudential Equity Management."




CVEQI-36